Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE, ACCOUNTING AND

FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Annual Report of Western Gaming Corporation (the "Company") on Form 10-K for the period ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Frank DeRenzo, President of the Company, hereby certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

   (1)  the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Frank DeRenzo

Frank DeRenzo

President

November 30, 2004